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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-72767 and 333-94519) of Mannatech, Incorporated of our report dated March 13, 2003 relating to the consolidated financial statements, which appear in this Form 10-K.


PricewaterhouseCoopers LLP

Dallas, Texas
March 31, 2003